UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest events reported)    December 11, 2002
                                                    ---------------------------
                                                     (December 10, 2002)
                                                    ---------------------------



                               PNM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


         New Mexico                 Commission                  85-0468296
----------------------------   File Number 333-32170     -----------------------
(State or Other Jurisdiction               ---------         (I.R.S. Employer
     of Incorporation)                                   Identification) Number)



Alvarado Square, Albuquerque, New Mexico                           87158
(Address of principal executive offices)                         (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ______________________________
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  5.  Other Events

The following is a press release issued by the Company on December 10, 2002.

                           PNM Resources Names New CFO
           Current CFO to lead corporate strategy & technology efforts

Albuquerque, N.M., December 10, 2002 -- PNM Resources (NYSE:PNM) today announced the promotion of John R. Loyack to senior vice president and chief financial officer effective Jan. 1, 2003.

Loyack has been a vice president and PNM's chief accounting officer since 1999 under current CFO Max Maerki, who will assume the role of senior vice president of corporate strategy and development.

Maerki, 63, PNM's CFO since 1988, will spearhead the company's strategy and technology initiatives while continuing his role as CEO of Avistar, Inc., a wholly owned subsidiary of PNM Resources.

Loyack currently manages the controller's office, information technology and corporate procurement. As CFO, Loyack will add treasury, investor relations, internal audit and financial risk management to his areas of responsibility. A certified public accountant, Loyack joined PNM in 1999 from Union Pacific Corp. and began his career with PricewaterhouseCoopers.

"Max has done a tremendous job over the years of ensuring PNM's financial condition during turbulent times in the energy market," said PNM Chairman, President and CEO Jeff Sterba. "During his tenure, Max built a strong balance sheet while establishing a high level of trust among analysts and investors. With John's proven skills and leadership, we will continue our tradition of financial strength and responsibility."

Additionally, Robin Lumney succeeds Loyack as vice president and chief accounting officer. Lumney, who joined PNM in July as corporate controller, has 14 years of experience in the public and private accounting sectors, both domestically and internationally.

Maerki joined PNM in 1984 as chief financial officer of Meadows Resources, a PNM affiliate. Previously, he served as chief financial officer for Phelps Dodge
Industries and Phelps Dodge International. Prior to Phelps Dodge, he held various officer positions with Swiss Aluminum Limited in Switzerland, the United Kingdom and the United States.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. PNM, the principal subsidiary of PNM Resources, provides natural gas service to 439,637 gas customers and electric utility service to 385,468 customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                    (Registrant)


Date:  December 11, 2002                         /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                    Vice President and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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